REalloys

An Advanced US Magnet Material Company

Corporate Presentation

May 2025

Disclaimer

This presentation is confidential and for authorized use only. Under no circumstances are its contents to be reproduced or distributed to the public, media, or potential investors without prior written authorization. Industry and market data used in this presentation have been obtained from third-party industry publications and sources. Such information, while obtained from sources believed to be reliable, is not guaranteed as to its accuracy or completeness. Neither Blackboxstocks Inc. ("BLBX") nor REalloys Inc. ("REalloys") has independently verified the data obtained from these sources and cannot provide assurance of the data's accuracy or completeness.

The statements herein regarding future financial and operating performance and results, and other statements that are not historical facts, are forward-looking statements, as defined in Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). We use the words "may," "expect," "anticipate," "believe," "continue," "estimate," "project," "intend," "designed," or other similar expressions to identify forward-looking statements. You should read statements that contain such words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition, and/or state other "forward-looking" information.

Forward-looking statements also include projected Rare Earth Element ("REE") metals prices, estimated tonnes of mineral ore, estimated kilograms of REE metals, contingent resources attributable to the Hoidas Lake Rare Earth Elements Project (the "HLREE Project"), the midstream processing facility operated by the Saskatchewan Research Council ("SRC"), and the downstream critical metals and alloys operations of PMT Critical Metals Inc. ("PMCM"), anticipated in situ and enterprise value per tonne of the minerals in the ground, estimated capital costs, estimated all-in-sustainable costs of the mine (AISC), average ore grades, gross estimated mine production rates, gross and net profits, anticipated returns on invested capital, anticipated investment performance, projected return on investment (ROI), projected internal rate of return (IRR), projected net present value (NPV), projected economics, estimated ultimate recoverable kilograms of strategic minerals, including refined and alloyed products manufactured by SRC and PMCM, estimated fair value of the HLREE Project resource upon execution of each planned pre-development phase, projected holding period to a liquidity event, and prior performance by the management team members, including prior value creation, along with other performance results. These forward-looking statements are only predictions and, accordingly, are subject to substantial risks, uncertainties, and assumptions. Certain factors may cause results to differ materially from those anticipated by some of the statements made herein.

The forward-looking statements involve substantial known and unknown risks and uncertainties, many that are beyond management's control. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what benefits will be derived therefrom. Risks include, but are not limited to, operational challenges, supply chain disruptions, changes in regulatory environments affecting SRC, PMCM, or other partners, fluctuating market demand for downstream rare earth alloys and products, and unforeseen delays or issues with scaling production facilities.

This presentation contains projected financial information with respect to BLBX and REalloys. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive risks and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation and the inclusion of such information should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

This presentation is for general background information purposes only and does not constitute an offer to sell or a solicitation to buy any securities referred to herein, or the solicitation of any vote or approval in connection with any potential business combination. Any offering of securities or solicitation of votes regarding any business combination transaction will be made only by means of proxy or information statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act") and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

This presentation of the HLREE Project, including all midstream and downstream components such as SRC and PMCM, is confidential and for authorized use only. Under no circumstances are its contents to be reproduced or distributed to the public, media, potential investors, or competitors without prior written authorization. Any unauthorized use, disclosure, circumvention, or reliance on this material, whether in whole or in part, is strictly prohibited and may be subject to legal recourse.

REalloys Inc. (REA) at a Glance

An Integrated Advanced US Magnet Material Company

REalloys

REalloys Inc. (REA) Mission

Integrated magnet materials & magnet producer for high-performance "**US Protected Markets**" including the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements

1. REA has secured a fully-integrated North American rare earth element (REE) magnet material supply chain to produce high-performance Neodymium-based (NdFeB) permanent magnets and Samarium-Cobalt (SmCo) permanent magnets for US Protected Markets, including the US National Defense Stockpile (NDS) & US Defense Industrial Base (DIB)[1]
2. REA's Euclid Magnet Facility ("EMF") located in Ohio is fully-permitted and is producing magnet materials & magnets for US Protected Markets including contract works for the Defense Logistics Agency (DLA), US DoE's AMES National Laboratory (AMES) and companies in the US REE industry[2]
3. Commencing in Q2 2025, REA is expanding EMF production for US Protected Markets – Phase I 500tpa NdFeB magnet material & magnet production, completion Q1 2026, expanding to Phase II 1,000tpa NdFeB magnet material & magnet production in 2028
4. Signed MOU with the Saskatchewan Research Council ("SRC") to utilize the SRC REE Processing Facility ("SRC Facility")[3] located in Saskatchewan, Canada, and supply EMF with REE oxides & metals
5. REE feedstock for SRC Facility & EMF to be supplied from REA's Hoidas Lake REE Project ("HLREE Project"), Brazil REE monazite mine and North American recycled REE magnet material. The Brazil mine and recycled REE magnet feed are both operational.
6. REA's 100%-owned HLREE Project is located in Saskatchewan, Canada and has a S-K 1300 total resource of 3.8Mt at 2.0% TREO. High-value light magnet REEs Nd+Pr comprise 26.8% of TREO & heavy magnet REEs Dy+Tb comprise 0.52% of TREO.

REalloys

[1] Includes Raytheon, General Dynamics, GE Aerospace, Lockheed Martin, among others.
[2] DLA supplies contracts for the National Defense Stockpile (NDS). Contracted prices on non-bid sole supplier basis. AMES National Laboratory is a government-owned, contractor-operated national laboratory of the US DoE.
[3] REA announced on May 19, 2025, that it has signed an MOU with the Saskatchewan Research Council (SRC) on a strategic collaborative relationship with the intent of integrating SRC's midstream processing technology within REA's supply chain.

Secured Fully-Integrated North American Magnet Material Supply Chain

REA Integrated Supply Chain at a Glance

Downstream



NdFeB & SmCo Magnet Manufacturing

- ✓ High-performance NdFeB & SmCo magnet material & magnet production at EMF to supply US Protected Markets[1]

Downstream



REE Metallization & Alloying

- ✓ REA proprietary heavy & light REE metallization & alloying at EMF
- ✓ Light REE metal production from SRC[2]

Midstream



REE Separation & Processing

- ✓ Light REE oxide processing at SRC Facility via toll processing[2]

Upstream



REE Sourcing

- ✓ Brazil monazite (operating)
- ✓ N.American Recycled REE magnet material (operating)
- ✓ HLREE future mineral production

Phased-Approach to REA NdFeB Magnet Expansion

Phase Ⓘ
500 tonnes p.a.
NdFeB Magnet Materials & Magnets
by 2026

Phase Ⓘ
1,000 tonnes p.a.
NdFeB Magnet Materials & Magnets
by 2028

REA Signed MOU with SRC for Midstream Processing[2]

REalloys

SRC Saskatchewan Research Council

- REA has signed an MOU with the SRC on a strategic collaborative relationship
- REA to utilize the SRC's state-of-the-art REE processing facility & proprietary technology to supply EMF with REE oxides & metals

- **Low expansion capex with accelerated timelines** to rapidly scale and supply the high-performance magnet needs of US Protected Markets[1]

REalloys

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.
(2) REA announced on May 19, 2025, that it has signed an MOU with the Saskatchewan Research Council (SRC) on a strategic collaborative relationship with the intent of integrating SRC's midstream processing technology within REA's supply chain.

REalloys

High-Performance Magnets & Protected Markets Overview

Supplying High-Performance Magnet Materials for "US Protected Markets"

REA is focused on providing high-performance magnet materials & magnets for US Protected Markets with its integrated and verified US North American supply chain

Protected Markets include:

- US National Defense Stockpile
- US Defense Industrial Base & Nuclear Industrial Base
- Robotics
- Electric Aviation
- High-end industrial markets such as designated critical infrastructure & energy industries
- US Partner Countries with Defense Treaties, Alliances & Agreements

Why Protected Markets?

- Price inelastic customers (protected)
- Material sources are required to be from a verified US supply chain & compliant or highly preferred to be US
- Requires ultra-reliable high-performance Nd-based & SmCo magnets in highly engineered systems

✓ High-performance NdFeB magnet material solutions, along with other vital heavy REE metals & alloys

✓ Disciplined & focused US Protected Markets[1] strategy with low expansion capex, quick to market & fully-verified supply chain

Source: US DoD.

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

High-Performance REE Magnets Key to US Defense Industrial Base & US Partners[1]

Magnet Usage for Critical Defense Applications (lbs)


Virginia Class Submarine
9,200
Nd-based magnets
DDG-51 Destroyer
5,200
Nd-based magnets
F-35
900
SmCo & Nd-based magnets

US Defense Budgets

Air Force	Sea Power	Land Power
US$61 billion	**US$48** billion	**US$13** billion

FY 2025 Total Defense Budget **US$850** billion

3x volume multiplier by adding in NATO and US allies' needs

Product / Application	REE Used	Usage
F-35 fighter jet	Y	Jet engine
ATHENA laser weapon system	Er, Yb, Nd	Optical fibres in laser module
Tomahawk missile	Nd, Pr, Dy, Tb, Sm	Fin actuators in missile guidance and control systems, GPS, sensors
JDAM guided bombs	Nd, Pr, Dy, Tb, Sm	Fin actuators in missile guidance and control systems, GPS, sensors
Zumwalt-class destroyer	Nd, Pr, Dy, Tb, Sm	Electric jamming devices, storage batteries
HUMVEE military truck	Y, Eu, Tb	Laser
F-16, F-15, F-22 jets	Er, Sm	Jet engine
M1A2 Abrams tank	Sm, Eu, Nd, Tb, Y	Navigation system, laser-equipped main gun sight
Stinger MANPAD	Nd, Pr, Dy, Tb, Sm	Ceramics, nuclear energy, fibre optic communications, glass colouring
Precision-guided munitions	Nd, Pr, Dy, Tb, Sm	Fin actuators in missile guidance and control systems, GPS, sensors
PATRIOT missile air defense system	Gd, Sm, Y	Radio frequency circulators
MQ-9, MQ-1 Predator drones	Y, Tb	Laser weapon system

REalloys

Source: US DoD, BMO Capital Markets, Industry Reports.
(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

Securing the Critical REE Magnet Material Needs of Protected Markets[1]

REA integrated and verified North American REE supply chain

- Required by existing US federal legislation, **all Tier 1 Defense Contracts must utilize verified North American sourcing for materials**
- Starting in 2025, the new US DoD administration policy **waivers and exemptions will not be granted by the US DoD when demonstrated domestic qualified capacity is available – REA fulfills demonstrated domestic capacity for permanent magnets**

REalloys

REA's North American supply chain is fully-verified to supply the US National Defense Stockpile & the US Defense Industrial Base

Downstream	Midstream	Upstream
US High-performance magnet & magnet material production, heavy REE processing & metal production	**Canada** SRC REE processing (tolling) for light REE metal production	Verified REE mineral & oxide sources from **Brazil**, **Canada** & **North American** recycled magnets **Canadian HLREE Project** future REE source
☑ North American Source	☑ North American Source	☑ North American Source

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

REE Global Supply Chain

Global Supply Chains of REE Magnets


REalloys
src
HLREE Project
SRC Facility
SRC
N. American REE Recycled Magnets
Euclid Magnet Facility
USA
MP Materials
Energy Fuels
Chemours
MP Lynas
China
Brazil Monazite
Brazil
Serra Verde
Bahia (2026E)
Aclara
China
Mine
Magnet plant
Separation plant
Supply chain
Dashed outline represents in-development project
Japan
LKAB
Lovozero
Russia
REEtec
Silmet
Solikamsk
Perdenia
EU
Kazakhstan
Dinatron
Solvay
China
KSM
Japan
India
Myanmar
VNM
IREL
THA
LAMP
Nigeria
EU / USA
Malaysia
DRC
China
Longonjo (2026E)
Korea / Germany
Arafura
Iluka
Australia
QMM
Tronox
Tronox
Lynas

- REA is delivering a vertically integrated supply chain for the US National Defense Stockpile & the US Defense Industrial Base and US Partners[1]
- REA will not rely on Chinese supply chains or supply Chinese customers

Source: BMO Capital Markets, company filings.

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

Overview of Relevant REE Magnet Supply Chain Participants

REA is the only participant with an integrated & verified North American supply chain & focus on US Protected Markets

Upstream[1]

REE Mining & Concentrate

Producers

- REalloys Brazil
- MP Materials
- Serra Verde
- EF Energy Fuels
- Lynas Rare Earths
- neo
- Phoenix Tailings

China

- 中国稀土集团
- 厦门钨业

Developers & Exploration

- REalloys Canada
- Meteoric
- American Rare Earths
- USA Rare Earth
- Mkango
- Rainbow
- Ionic rare earths
- Iluka
- ASM
- ucore
- Northern Minerals
- Rare Element Resources
- Torngat Metals

Midstream[1]

REE Separation

- REalloys SRC
- Lynas Rare Earths
- MP Materials
- EF Energy Fuels
- ucore
- Geomega
- neo
- Ionic rare earths
- Shin-Etsu
- REEtec
- Solvay
- Carester
- Phoenix Tailings

China

- 盛和资源
- 中国稀土集团
- 厦门钨业

Downstream[1]

REE Metals & Alloys

- REalloys USA
- MP Materials
- LCM
- neo
- Carester
- Phoenix Tailings
- Shin-Etsu
- Proterial

China

- 盛和资源
- GQD
- 中国稀土集团
- 厦门钨业

NdFeB Magnet Manufacturing

Non-Asia

- Schramberg
- REalloys USA
- MP Materials
- Arnold Magnetic Technologies
- VAC
- GKN Powder Metallurgy
- Noveon
- EEC electron energy corporation
- MagREEsource

Japan

- Sumitomo
- TDK
- Proterial
- Shin-Etsu

China

- 金力永磁 JLMAG
- Yunsheng
- hg
- 中科三环
- 正海磁材

South Korea

- posco
- Star Group

REE Magnet Recycling[2]

- REalloys North America
- Cyclic Materials
- Noveon
- Geomega
- Ionic rare earths
- REEcycle
- Re
- Shin-Etsu
- Carester
- MagREEsource
- Phoenix Tailings

(1) Locations refer to corporate headquarters, not location of operations.
(2) Most REE magnet recycling are in R&D or pre-commercialization stage.

REalloys

Company Overview

Overview of REA Integrated Magnet Material Supply Chain

Overview of REA Integrated Supply Chain

Downstream: Euclid Magnet Facility ("EMF") in Ohio

- Production of NdFeB & SmCo magnet materials & magnets
- Supplier of other vital heavy REE metals & alloys

Midstream: SRC REE Processing Facility in Saskatoon, Saskatchewan[1]

- Approximately US$75M invested in facility, opened Nov 2024
- SRC toll processing to supply light REE metals for EMF

Upstream: Verified REE Mineral & Oxide Sources[1]

- Brazil monazite mine – Operating
- North American recycled REE magnet material – Operating
- HLREE Project in Saskatchewan – US$50M invested in project to date

REA Production Capabilities

	LREE	HREE	Protected Markets
Downstream Magnet Materials & Magnets			
Euclid Magnet Facility (Operational)	✓	✓	✓
Midstream			
SRC REE Processing Facility (Operational)	✓		✓
REA REE Processing (2026)		✓	✓
Upstream			
Brazil REE Monazite Mine (Operational)	✓	✓	✓
N.A. Recycled REE Magnets (Operational)	✓	✓	✓
HLREE Project (Target 2029)	✓	✓	✓

Strategically Positioned Assets for US REE Magnet Security


Hoidas Lake REE Project
Northern Saskatchewan
Canada
Supplied by other verified REE mineral & oxide sources
SRC Facility
Saskatoon, Saskatchewan
US Protected Markets
Euclid Magnet Facility
Ohio, US
Other verified REE sources include Brazil monazite & N.American recycled REE magnet material

NdFeB Magnet Materials & Magnets Production Expansion

Phase I: **500tpa** by 2026 → Phase II: **1,000tpa** by 2028

(1) Prior to future REE production from the HLREE Project, other verified sources of REE will be used as feedstock for SRC Facility & EMF, including from a Brazil monazite mine & N.American recycled REE magnet material, both currently operational.

REalloys

World-Class REE Platform Utilizing Proprietary & Proven Technology

High-performance magnet materials for US Protected Markets incl. NDS, DIB, NIB, Robotics, Electric Aviation & critical infrastructure[1]

World-class R&D, IP, technology, assets and production facilities

Euclid Magnet Facility

Full Magnet Materials Solutions

Intellectual Property

- High-performance NdFeB & SmCo magnet materials & magnets production

REE Metal & Alloy Production for Magnets

Intellectual Property

- Extensive IP, know-how, knowledge and experience
- Proven capabilities for heavy REE metal & alloy production



State-of-the-art Euclid Magnet Facility



NdFeB strip caster installed at EMF

Toll Processing at SRC Facility[2]

Light REE Metal Production

Intellectual Property

- Industrial-scale REE metal smelter capable of producing Nd, Pr, & NdPr metals

REE Separation & Processing

Intellectual Property

- State-of-the-art facility, designed with highest environmental standards
- Designed & manufactured proprietary commercial-scale solvent extraction cells
- Proprietary capability to separate Nd, Pr & NdPr

Upstream Sources[3]

Mining & Beneficiation

- Brazil monazite operating mine
- North American recycled REE magnet material
- HLREE future REE production

REalloys

Source: Internal.

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

(2) REA announced on May 19, 2025, that it has signed an MOU with the Saskatchewan Research Council (SRC) on a strategic collaborative relationship with the intent of integrating SRC's midstream processing technology within REA's supply chain.

(3) Prior to future REE production from the HLREE Project, other verified sources of REE will be used as feedstock for SRC Facility & EMF, including from a Brazil monazite mine & N.American recycled REE magnet material, both currently operational.

Leadership Team

Management	
David Argyle CEO & Director	Multiple global executive, leadership & operational director roles in the natural resources, chemical & energy industries. Led multiple integrated supply chain projects in Australia, China, Africa, Brazil & North America.
Andy Sherman, P.E., FASM COO (Midstream & Downstream)	Over 35 years of experience in developing & commercializing advanced materials & technologies with >100 patents. Founded multiple advanced materials startups focused on US critical material Protected Market demand.
Nick Farkas VP, Engineering	Over 15 years of experience in developing and commercializing advanced materials processing and holds multiple advanced materials patents. Extensive experience developing products and managing operations in the critical materials supply chain.
Gil Batt, P.E. Project Engineering Manager	Extensive experience with US-based chemical & industrial, mining projects including and high purity quartz, industrial minerals & greenfield mining projects.
Brent Jellicoe, P.Geo. Geologist	Over 32 years of global mineral exploration & executive management experience in various mineral industries including rare earth elements. Recognized Qualified/Competent Person for REE deposits with expertise in code-compliant reporting at PEA, PFS and BFS levels.
James Schulte Hoidas Lake Project Manager	Extensive experience in managing exploration & environmental projects throughout Canada. Projects include greenfield exploration, resource drilling, geochemical surveys of tailings ponds and industrial scale laboratory.
Orlando Bustos Corporate Development	Over 13 years of diverse experience in finance & capital markets including corporate development, strategy, M&A and corporate finance, with a focus on the resource and critical materials supply chain sectors.
Tony Wonnacott Corporate Secretary	Corporate securities lawyer with over 25 years of experience. Consultant, officer & director of several mining & resource companies. Involved with successful listings of private companies, >$1 billion in capital raisings, and the sale of a company for ~$750 million.

Summary of Merger with Blackboxstocks, Inc.

- Blackboxstocks "BLBX" will acquire REA in a reverse acquisition with REA as the accounting acquiror.
- The combined company will be renamed REalloys. Inc and is expected to be listed on Nasdaq.

Proposed Merger Transaction	• BLBX will acquire REA in a reverse acquisition with REA being the accounting acquiror • Total transaction value of US$431M • REA stockholders will own ~92.7% of the post-merger combined company • BLBX stockholders will own ~7.3% of the post-merger combined company
Consideration	• BLBX will issue common and preferred stock to the REA stockholders • BLBX currently has approximately 3.6 million common shares outstanding • REA will receive approximately 57.3 million common shares
CVR	• BLBX stockholders of record will receive a CVR for assets of the wholly owned subsidiary, Blackbox.io
Closing	• The Merger is expected to close in July 2025 • Post-closing, David Argyle is expected to assume the role of Chief Executive Officer • REA will appoint six members and BLBX will appoint one member of the board of directors of the post-merger combined company

See the Registration Statement on Form S-4 filed with the SEC on April 14, 2025 for a more complete description of the Merger

Summary of Merger with Blackboxstocks, Inc.

Pro Forma Combined Capitalization

December 31, 2024

	BLBX	REalloys	Adjustments	Combined
Series C Convertible Preferred Stock			$ 10,931,000	$ 10,931,000
Stockholders' equity				
Preferred stock	-			-
Series A Convertible Preferred Stock	3,270			3,270
Series B Convertible Preferred Stock	-			-
Common stock	3,538	8,000	49,331	60,869
Additional paid in capital	28,343,505	213,000	25,242,147	53,798,652
Accumulated deficit	-22,956,118	-5,449,000	9,490,118	-18,915,000
Total stockholders' equity	$ 5,394,195	$ (5,228,000)	$ 34,781,596	$ 34,947,791

See the Registration Statement on Form S-4 filed with the SEC on April 14, 2025 for a more complete Pro Forma Financial Statements

Comparable Public Company Analysis

BLBX/REalloys
US Public Company Comparisons
in $000's (except share price)

		5/16/2025				2024		2023	
Company	**Ticker**	Price	% of 52 wk high	Mkt Cap	EV	**Sales**	**EBITDA**	**Sales**	**EBITDA**
MP Materials	MP	$ 21.31	72%	3,483,000	4,109,287	203,855	7,720	253,445	94,038
Lynas	LYSCF	$ 4.84	83%	4,589,000	4,589,000	306,363	112,908	522,658	274,614
USA Rare Earth	USAR	$ 9.77	49%	885,384	886,581	-	(4,077)	n/a	n/a
Energy Fuels Inc	UUUU	$ 4.37	59%	946,843	946,843	78,114	(34,045)	37,928	(29,616)

		EV/Revenue		EV/EBITDA	
Company	**Ticker**	**2024**	**2023**	**2024**	**2023**
MP Materials	MP	20.2	16.2	532.3	43.7
Lynas	LYSCF	15.0	8.8	40.6	16.7
USA Rare Earth	USAR	n/a	n/a	n/a	n/a
Energy Fuels Inc	UUUU	12.1	25.0	n/a	n/a
Average		**15.8**	**16.7**	**n/m**	**30.2**

REalloys

Appendix

Supplemental Materials

REalloys

Downstream Magnet Material Production

- Euclid Magnet Facility (EMF) in Ohio

Euclid Magnet Facility

Established REE magnet producer, revenue-generating today, contracts & awards from US DoD and DoE

Euclid Magnet Facility in Ohio

- High-performance NdFeB & SmCo magnet materials & magnet production
- Received contracts on no-bid sole supplier bases from the Defense Logistics Agency (DLA) and the US DoE's AMES National Laboratory(1)
- Qualified under SBIR which allows its product sales to be contracted exclusively for the US NDS & Tier 1 US defense contracts, locking in sustainable pricing(2)
- Proven capabilities for light & heavy REE metal & alloy production
- Toll processing for well-known REE industry participants in the US

Facility Overview

- 13-acre site with 90,000 sqft of manufacturing & development space
- State-of-the-art research & development and production facility in Ohio
- Fully permitted for commercial production
- Earned three R&D 100 Awards, received dozens of patents & set nine different materials science property records – including energy storage density to ceramic fracture toughness



State-of-the-Art Downstream Magnet Facility in Ohio



Strip Caster for NdFeB

(1) DLA supplies contracts for the National Defense Stockpile (NDS). Contracted prices on non-bid sole supplier basis. AMES National Laboratory is a government-owned, contractor-operated national laboratory of the US DoE.
(2) Under US federal government DoD purchasing policy, Euclid Magnet Facility qualified under the Small Business Innovation Research (SBIR).

REalloys

Upstream REE Asset

- Hoidas Lake Rare Earth Elements Project (HLREE Project)

Hoidas Lake REE Project

Overview

HLREE Project Overview – 100%-Owned, Development-Stage Asset

- **High-Quality Asset:** New S-K 1300 Mineral Resource Estimate (MRE) completed Dec 2024 and increased total resource by 32%
  - M&I resource of 2.2Mt at 1.9% TREO, Inferred resource of 1.6Mt at 2.1% TREO and total resource of 3.8Mt at 2.0% TREO
  - High-value magnet light REEs Nd+Pr comprise 26.8% of TREO along with magnet heavy REs Dy+Tb comprising 0.52% of TREO
  - US$40M invested in development to date
- **Saskatchewan #2 Ranked Mining Jurisdiction Globally, REE Hub:** #1 jurisdiction in Canada & #2 globally for mining policy in 2023
  - The HLREE Project is located in Northern Saskatchewan, 34 miles northeast of Uranium City
  - Province of Saskatchewan positioning itself as North America's REE processing, research & education hub with SRC REE Facility in Saskatoon
- **Large Attractive Land Package:** 14 contiguous mineral claims covering 12,522 ha (31,300 acres) of highly prospective land
  - Significant mineral resource upsize & upside potential
  - 2024 magnetics survey shows property is highly prospective for hosting additional REE deposits & additional mineralized veins in Jak deposit
  - Preliminary re-assaying indicates previously undiscovered carbonatite with additional REE & other valuable elements including titanium

Saskatchewan Integrated REE Supply Chain


Canada
US Protected Markets
Hoidas Lake REE Project
Northern Saskatchewan
Saskatchewan
SRC Facility
Saskatoon, Saskatchewan

Strategically located near the US and provides significant cost & logistical advantages

US considers Canada as a "domestic source"

Canada–US Joint Action Plan on Critical Minerals Collaboration launched in 2023, advancing mutual interest in securing supply chains for the critical minerals needed for essential sectors

Source: Fraser Institute Annual Mining Survey 2023.

Hoidas Lake REE Project

S-K 1300 Mineral Resource Estimate completed Dec 2024

- New S-K 1300 Mineral Resource Estimate (MRE) completed by Micon in Dec 2024 increased total resource by 32%
- M&I resource of 2.2Mt at 1.9%, Inferred resource of 1.6Mt at 2.1% TREO and total resource of 3.8Mt at 2.0% TREO
  - Light magnet REEs Nd+Pr comprise 26.8% of TREO
  - Heavy magnet REEs Dy+Tb comprise 0.52% of TREO
- 188 drill holes contained in geological database, 110 were in the area of HLREE deposit & used in resource estimate

HLREE Project Mineral Resource Estimate[1]

Category *October 30, 2024*	Tonnage *(tonnes)*	TREO *(%)*	Cont. TREO *(tonnes)*
Mineral Resource			
Measured	711,000	1.858	13,210
Indicated	1,442,000	1.929	27,816
M&I	**2,153,000**	**1.906**	**41,027**
Inferred	1,602,000	2.089	33,466
Total Resource	**3,755,000**	**1.984**	**74,492**

Long Section Micon Mineral Resource Categorization (Looking Southeast)


N
S

- Resources reported relate to JAK zone on the Hoidas Nisikkatch Fault
- REE primarily found in the bastnasite & allanite minerals, and secondly in the monazite, parasite, thorite & apatite minerals
- Significant additional structures identified outside of the JAK Zone
- Drilling will immediately increase HLREE resource

(1) The effective date of the Mineral Resource Estimate is October 30, 2024. The mineral resource estimate was determined using an NSR cut-off value of US$328.33/t.

REalloys

Hoidas Lake REE Project

Magnetic & Radiometric Survey Results (Fall 2024) – Significant Additional Structures Identified Outside of the JAK Zone

Airborne Magnetic & Radiometric Surveys

- Will assist future exploration & drilling programs for highly prospective target areas outside of known Jak Zone Deposit
- Successful in identifying multiple prospective trends on the property that greatly enhance the potential for future economic REE discoveries
- Axiom Exploration Group (Axiom) completed a helicopter-borne Triaxial gradient magnetic and radiometric survey over the HLREE Project
- Resource Potentials (ResPot) compiled & integrated the newly acquired & available historical exploration datasets of the HLREE Project

"ResPot considers the [HLREE] project area to be highly prospective for hosting additional REE deposits, and for hosting additional mineralized veins in and around the JAK deposit area, that remain undiscovered and would significantly increase the REE resource at the project."

– Dr. Jayson Meyers, Principal Consultant & Director, ResPot


REalloys
Norwest
Hoidas Lake North
JAK Zone
Nisikkatch Lake
Hoidas Lake South
Nisikkatch Cu

Coloured Magnetic Anomaly Image (TMRTP) of HLREE Project


REalloys
Priority Landing Sites
Priority 1
Priority 2
Structural Interpretations
Black Bay Shear
Drilling_REE_High_Grade_Trend
Intrusive_Contact
Fault_Line
Shear_Minor
Mafic_Dyke
Fold_Axis
Anomalous Targets
RAD_Anomaly_Area
RAD_Target_P1
RAD_Target_P2
RAD_Target_P3
VLF_Anomaly_Under_Lakes
VLF EM Anomaly
MagHaz_Target
Hoidas Lake Property Outline

Priority 1 & 2 landing sites with radiometric anomaly trends, prioritized radiometric target outlines (purple) and high-level interpreted structures.

Hoidas Lake REE Project

Magnetic & Radiometric Survey Results (Fall 2024) – Significant Additional Structures Identified Outside of the JAK Zone

Total Magnetics


AXIOM EXPLORATION
Northwest Territories
Saskatchewan
Jak Zone
Hoidas Lake
Saskatoon
Regina

VD1 Magnetics


AXIOM EXPLORATION
Northwest Territories
Saskatchewan
Jak Zone
Hoidas Lake
Saskatoon
Regina

Tilt Derivative


AXIOM EXPLORATION
Northwest Territories
Saskatchewan
Jak Zone
Hoidas Lake
Saskatoon
Regina

REalloys

HLREE Project Road Map – Strategically Focused on US Protected Markets

HLREE Development in Strategic Collaboration with SRC	▪ REA preliminary budget of C$30M to be invested in the exploration & development of the HLREE Project over the next three years to pilot mining ▪ REA preliminary budget of C$10M to be invested into SRC Facility to achieve midstream processing of HLREE concentrate feed
Strategic Approach to Scale Driven by US Protected Markets[1] Demand	▪ Future HLREE mining & concentrate production scale strategically focused & driven by demand from US Protected Markets[1] ▪ Leads to efficient scale, lower capex & accelerated timelines compared to peers committed to supplying global mainstream markets that require substantial scale, massive capex & extensive construction timelines

"The 2024 mineral resource estimate has allowed REalloys to demonstrate that the [HLREE Project] has reasonable prospects for eventual economic extraction."

– Micon conclusion on HLREE Project S-K 1300 (Dec 6, 2024)

REalloys

(1) Includes the US National Defense Stockpile (NDS), US Defense Industrial Base (DIB), US Nuclear Industrial Base (NIB), Robotics, Electric Aviation and Critical Infrastructure Industries and for US Partner Countries with Defense Treaties, Alliances & Agreements.

REalloys

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